

INVESTOR PRESENTATION

SPRING 2016

NASDAQ GM: ARTX

WWW.AROTECH.COM

AROTECH

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended) regarding Arotech Corporation (Arotech) and/or its subsidiaries, (collective "the company"), to the extent such statements do not relate to historical or current fact. Forward-looking statements are based on management's expectations, estimates, projections and assumptions. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results, performance and trends may differ materially from these forward looking statements due to a variety of factors, including, without limitation: product and technology development; the uncertainty of the market for Arotech's products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders (including as a result of budgetary cuts resulting from automatic sequestration under the Budget Control Act of 2011); and other risk factors detailed in Arotech's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and Arotech's other filings with the Securities and Exchange Commission. Arotech assumes no obligation to update the information in this release. Reference to the Company's website above does not constitute incorporation of any of the information thereon into this presentation. The factors listed above are not all-inclusive, and further information is contained in Arotech's latest annual report on Form 10-K, which is on file with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation. Arotech does not undertake to update its forward-looking statements.

INVESTMENT HIGHLIGHTS

Arotech is an innovative engineering solutions company that offers defense & security solutions to government agencies, municipalities & commercial organizations to aid with safety and preparedness

- Committed to growth: 10% CAGR in revenue since 2011
- Reconstituted Board of Directors focused on growth, operational efficiency and creating long-term shareholder value
- $11.4M in cash, $41M Net Operating Loss (“NOLs”) carryforwards
- Insiders own ~19% of company; incentivized to create shareholder value

FINANCIAL OVERVIEW

($ in millions)


Revenue
10% CAGR
$62.2
$80.1
$88.5
$103.6
$96.6
$112.0
$19.3
$20.8
$25.1
$47.2
$42.0
$42.9
$59.3
$63.4
$56.4
$54.6
Guidance Range
$100 - $112(1)
2011
2012
2013
2014
2015
2016E


Adjusted EBITDA
$1.7
$2.6
$6.3
$10.0
$5.1
Guidance Range
$7 - $9(1)
2011
2012
2013
2014
2015
2016E
Training & Simulation
Power Systems
Total Company

(1) 2016 guidance range provided by company as of May 9, 2016. Arotech undertakes no obligation to update its estimates

DIVISIONS OVERVIEW

	Power Systems	Training and Simulation
Business	**Innovative design, rapid prototyping & lean manufacturing for aerospace, defense, medical & industrial applications worldwide**	**World-class simulation- based training solutions for engineering, use-of-force and operator training simulations**
Market Size	Global Defense Electronics Market revenues expected to reach $20B by 2016[1]	Global Military Simulation & Virtual Training expected to reach $13.8B in 2020[2]
2015 Revenue	$42.0M	$54.6M
% of Revenue	*43%*	*57%*
Gross Margin	*18%*	*37%*

[1] Source: Frost & Sullivan
[2] Source: *Visiongain*

DIVERSIFIED REVENUE BASE

2015 Revenue by Division


43%
57%
Training & Simulation
Power Systems

Numerous & diverse revenue sources

- Training and Simulation
  - Air Warfare 20%
  - Military Vehicle 19%
  - MILO 8%
  - Service 5%
  - Research 3%
  - Commercial Vehicle 2%

  57%

- Power Systems
  - US Power Systems 21%
  - Re-chargeables 18%
  - Water Activated Battery 4%

  43%

A well-diversified revenue base from various, yet complementary products

TRAINING AND SIMULATION DIVISION



TRAINING AND SIMULATION DIVISION

Arotech's Training and Simulation Division (ATSD) develops and provides an extensive array of trainers and simulators for all kinds of equipment and situations for military, law enforcement and commercial customers. our simulators safely and economically train people from municipal rail and bus drivers to military pilots and convoy crews to respond immediately and appropriately in threatening and dangerous situations while under extreme pressure.

VEHICLE SIMULATORS

MILITARY OPERATIONS

JUDGMENTAL USE OF FORCE

RESEARCH SIMULATION

TRAINING AND SIMULATION DIVISION





Customers that trust Arotech Solutions include:

Market:

Security
& Defense
Applications



Product Areas:

- High speed weapons simulations
- Vehicle driving SIMS – Police, Fire, EMS
- Judgmental Use of Force
- Military Training SIMS
- Research SIMS



LOCKHEED MARTIN
BOEING
U.S. ARMY
L3 communications
Raytheon
DRS TECHNOLOGIES
CUBIC
YORK REGION TRANSIT

TRAINING & SIMULATION – KEY PROGRAMS


F-15
F-18
F-16
F-22
F-35


ZAP


LOFT SOLUTION CUE
R_{AERO} RANGE
R_{OPT} RANGE
IN-RANGE ZONE
MANEUVER ZONE
DYNAMIC LAUNCH ZONE INDICATES TARGET RANGE RELATIVE TO SELECTED MISSILE
TOS/ETA
TIME REMAINING (T), TIME TO ACTIVE (A), OR TIME TO MPRF (M) FOR THE MISSILE WITH THE LONGEST TUI OR TIME REMAINING FOR THE MISSILE WITH THE LONGEST TUT (L) LAUNCHED AGAINST THE BUGGED TARGET
ATTACK STEERING CUE
OWNSHIP RANGE TO TARGET WHEN MISSILE ON RAIL ENTERS MPRF (M) OR IMPACTS TARGET (F)
ALLOWABLE STEERING ERROR CIRCLE
OWNSHIP RANGE TO TARGET WHEN MISSILE OF INTEREST ENTERS MPRF (M) OR IMPACTS TARGET (F)
CRM TWS NORM OVRD CNTL
SWAP FCR WPN DCLT
LOFT SOLUTION CUE
R_{AERO} RANGE
R_{OPT} RANGE
IN-RANGE ZONE
MANEUVER ZONE

- ZAP – Zone Acquisition Process
- Embedded in the operational flight program of every US Fighter aircraft. Provides pilot with highly accurate weapon employment information.
- Included in many foreign military sales of US fighter aircraft
- Continually expanded and enhanced as the operational flight programs are updated and new weapons/capabilities are added

TRAINING & SIMULATION – KEY PROGRAMS

VCTS
VIRTUAL CLEARANCE TRAINING SUITE
DETECT ★ IDENTIFY ★ NEUTRALIZE


VCTS
VIRTUAL CLEARANCE TRAINING SUITE
DETECT ★ IDENTIFY ★ NEUTRALIZE
Trailer 1 IOS/AAR 222612
Trailer 2 MPCV Buffalo 222613
Trailer 3 MMPV RG-31/Panther/Husky 222614
Trailer 4 MMPV RG-31/Panther/Husky 222614
Trailer 5 VMMD Husky 222701
FAAC Project No.: 4082
File Name: VCTS ECP Trailer Suite - Phase 2 (color).SLDDRW
REFERENCE

- Train route clearance teams to detect and neutralize improvised explosive devices (IEDs)
- $32M Sole-Source award in process








TRAINING & SIMULATION – KEY PROGRAMS

MILO RANGE



MILO
RANGE

- Use of Force training for law enforcement and military customers
- Theater systems launched in early 2015 have proven popular
- Recently announced $40M IDIQ
  - U.S. Department of State in support of its Bureau of International Narcotics and Law Enforcement Affairs (INL) training mission.
  - Two awardees



MILO
RANGE
THEATER

POWER SYSTEMS DIVISION



POWER SYSTEMS DIVISION

Arotech's Power Systems Division (APSD) develops and provides sophisticated portable energy solutions designed to complex and demanding customer specifications for diverse applications from vehicle power, clean energy power generation, power distribution and management, military field equipment to life vest lights, satellite radios and unmanned vehicles. Arotech's solutions are produced primarily for military, aerospace and industrial customers.

HYBRID POWER | **HIGH ENERGY** | **POWER MANAGEMENT** | **UNDERWATER & UAVS**

POWER SYSTEMS DIVISION



AROTECH POWER SYSTEMS DIVISION



Product Areas:

- Hybrid Power Generation
- High Energy Systems
- SWIPES & Rechargeables
- UAV-AIR & Underwater
- Power Management
- C4ISR



Market:
Military
Law Enforcement
Commercial
Medical



Established and Diverse Customer Base Includes:

U.S. ARMY
STRI
SPAWAR
THALES
BOEING
Raytheon
SWITLIK
EAM WORLDWIDE
Elbit Systems

POWER SYSTEMS - KEY PROGRAMS

TRU-D Smart UVC - Medical

- New product developed internally, diversifies company
- Demand growing to provide meaningful revenue ($2.5M - $3M in 2016)

<u>Product Lifecycle Support</u>

- Requirements Analysis
- Engineering Design
- Prototype
- System Integration
- Comprehensive Testing
- Full-Rate Production
- Aftermarket Support

<u>Duke Medicine Study</u>



POWER SYSTEMS - KEY PROGRAMS

Distributed Power Control and Monitoring System (DPCMS)

- Awarded Contract to Develop System for USMC AAV Service Life Extension Program
- Scalable & Modular Architecture
- Real-Time Diagnostics & Prognostics
- Makes AAV platform viable until 2035 - twenty years beyond its acquisition lifecycle.
- Configurable power distribution system positioned to be new standard for military vehicles




Extend the life of military vehicles and equipment using dual/dual architecture and fault tolerant power control systems.


Mod
PDM
PCM
PCM
SIM
PCM
VDU
PCM
VCU
D I P
PCM
PDM
PCM
PDM
PDM
PCM

POWER SYSTEMS – KEY PROGRAMS

Hybrid Power Products

GREENS / Hybrid Power 1kW Solution



- Lightweight, compact, man portable renewable power solution
- Collects and stores solar energy and converts it to clean, reliable power
- Hybrid capability allows use of a generator with auto-start if desired
- Voltage Output: 22-30 VDC
- Power Output: 1kW of power and up to five systems can be paralleled together to provide 5kW of power

Mobile Electric Hybrid Power System – 10kW Solution



- Modular, compact, trailer or rack-mountable hybrid power solution
- Collects and stores energy from a solar and generator to deliver clean, reliable power
- Hybrid system capability intelligently integrates solar and generator power to further reduce fuel consumption
- Voltage Output: 1P 120V / 3P 208V 60 Hz
- Power Output: 3.5kW to 10.5kW

Q1 2016 OVERVIEW

($ in millions, except per share amounts)


Revenue
$24.2
$25.4
Q1 2015
Q1 2016


Adjusted EPS[1]
$0.03
$0.03
Q1 2015
Q1 2016

- New orders totaling $20.1M
- Backlog of orders as of March 31, 2016 totaled ~$57.7M
- Subsequent to quarter end, awarded a contract from the U.S. Department of State for MILO Range Training Systems valued at up to $40 million
- Subsequent to quarter end, awarded a contract from the U.S. Marine Corps valued at $2.6 million for the design, development and delivery of four MEHPS systems

[1] Refer to the Adjusted EPS table in the appendix for additional details regarding the calculation of Adjusted EPS

2016 GUIDANCE & OUTLOOK[1]

- **Total Revenue in the range of $100 to $112 million**
- **Adjusted Earnings Per Share of $0.18 to $0.23[2]**
- **Assumptions**
  - Organic growth only, does not include potential acquisitions
  - ~26.5 million shares outstanding

[1] Financial guidance as provided with 1Q 2016 financial results released on May 9, 2016

[2] Refer to the Adjusted EPS table in the appendix for additional details regarding the calculation of Adjusted EPS for 2015 and 2016

BALANCE SHEET SUMMARY

($ in millions)	3/31/2016	12/31/2015
Cash & Cash Equivalents	$11.4	$10.6
Trade Receivable, net	15.0	17.4
Unbilled Receivables	9.8	12.1
Total Current Assets	47.4	50.8
Long-Term assets	66.5	66.6
Total Assets	**$113.9**	**$117.5**
Total Current Liabilities	$22.2	$26.8
Total Long-Term Debt	9.3	11.9
Total Equity	$67.2	$64.0
Total Liabilities & Equity	**$113.9**	**$117.5**

INVESTMENT HIGHLIGHTS

- Committed to growth
  - Two divisions in attractive markets
  - 10% CAGR in revenue since 2011
  - Diversified customer base… long-standing customer relationships drive repeat business
  - Leading market positions in attractive end markets with significant barriers to entry
- Reconstituted Board of Directors focused on growth, operational efficiency and creating long-term shareholder value
- Healthy balance sheet
  - Cash position of $11.4M and Current Ratio of 2.1:1 as of 3/31/2016
  - $41M Net Operating Loss ("NOLs") carryforwards significantly reduces cash taxes

(1) 2016 guidance includes only organic contribution, and does not take any potential acquisition activity into account. Guidance was provided as of May 9, 2016 and Arotech undertakes no obligation to update its estimates in the future

EXECUTIVE MANAGEMENT TEAM



Jon B. Kutler
Chairman of the Board

- Elected as Chairman of the Board in May 2016
- Currently Chairman and CEO of Admiralty Partners, Inc., a private equity investment firm
- After service in the U.S. Navy and nearly a decade on Wall Street, founded Quarterdeck Investment Partners, an international investment bank focused on global aerospace and defense markets
- Serving as a Trustee of the California Institute of Technology, where he serves as chairman of the Jet Propulsion Lab
- Graduate of the U.S. Naval Academy, holds a B.S. degree in Naval Architecture and an MBA from Harvard University



Steven Esses
President and CEO

- Serving as President and CEO since Oct. 2014 and director since July 2002
- Previous Arotech positions include EVP and COO
- Served as a principal with Stillwater Capital Partners, Inc., a New York-based investment research and advisory company
- Founded the Dunkin' Donuts franchise in Israel and was its Managing Director and CEO until 2005
- Served as Director of Retail Jewelry Franchises with Hamilton Jewelry
- Served as Executive Director of Operations for the Conway Organization, a major off-price retailer with 17 locations



Dean Krutty
EVP – Operations

- Promoted to Arotech's Senior Vice President, Operations – North America in January 2015 and to Executive Vice President in May 2016
- Served as president of our Training and Simulation Division after thirteen years as a member of the FAAC management team
- Began his career at FAAC as an electrical engineer in FAAC's part task trainer division and served as FAAC's Director of Operations prior to becoming its President
- Has significant experience managing programs in the training and simulation industry
- Holds a B.S. in electrical engineering from the Michigan State University



Thomas J. Paup
SVP – Finance & CFO

- Partner with McMillan| Doolittle LLP from 2002 until joining Arotech in 2005
- Prior Executive in Residence and Finance Instructor at DePaul University's Kellstadt Graduate School of Business
- Spent 25+ years in the retail industry. Served as EVP and CFO and member of the Board of Directors of Montgomery Ward and Company
- Served as CFO of Lord & Taylor and Kaufmann's and Controller of Bloomingdale's and Robinson-May
- Holds an MBA in Finance and a BBS from Eastern Michigan University



Yaakov Har-Oz
SVP & General Counsel

- Joined Arotech in December 2000
- Served as partner in the Jerusalem law firm of Ben-Ze'ev, Hacohen & Co.
- Prior to moving to Israel in 1993, was an administrative law judge and in private law practice in New York
- B.A. from Brandeis University and a J.D. from Vanderbilt Law School, where he was an editor of the law review
- Member of the New York and Israeli bars

CONTACTS

Company Contact

Arotech Corporation

Steven Esses, CEO - esses@arotech.com | (800) 281-0356

Investor Relations

Hayden IR

Brett Maas – brett@haydenir.com | (646) 536-7331

Rob Fink – rob@haydenir.com | (646) 415-8972

CALCULATION OF ADJUSTED EPS

(U.S. $ in thousands, except per share data)

		2016 Guidance Range	
	2015 Actual	Low	High
Revenue (GAAP measure)	$ 96,574	$ 100,000	$ 112,000
Net income (GAAP measure)	$ (2,945)	$ 634	$ 1,545
Adjustments:			
Amortization	3,044	2,767	2,767
Stock compensation	622	455	869
Non-cash tax	915	914	914
EFB transition expenses	1,126	–	–
Building sale	(895)	–	–
Net adjustments	$ 4,812	$ 4,136	$ 4,550
Adjusted net income	$ 1,867	$ 4,770	$ 6,095
Number of shares	23,688	26,500	26,500
Adjusted EPS	$ 0.08	$ 0.18	$ 0.23